EXHIBIT 10.1

                           ESCROW AND REMEDY AGREEMENT

     ESCROW AND REMEDY AGREEMENT, dated ________, 200___, by and among the TARGET SHAREHOLDERS (as defined below), GOLFROUNDS.COM INC., a Delaware corporation ("Parent"), ___________, the Parent's Rights Monitor, and _________________, as escrow agent (the "Escrow Agent"). Capitalized terms used herein, which are not otherwise defined herein, shall have the meanings ascribed to them in the Merger Agreement (as defined below).

     WHEREAS, Direct Petroleum Exploration, Inc., a Colorado corporation ("Target"), Parent and DPE Acquisition Corp., a Colorado corporation and wholly owned subsidiary of Parent ("Merger Sub"), are consummating, concurrently with the execution of this Agreement, the merger of Merger Sub with and into Target, with Target surviving the Merger as a wholly owned subsidiary of Parent, pursuant to the terms of an Agreement and Plan of Merger and Reorganization, dated as of September _____, 2003 (the "Merger Agreement"), by and among such parties.

     WHEREAS, under the terms of the Merger Agreement, Parent is issuing, subject to adjustment after the date hereof, an aggregate of __________ shares of its common stock ("Transaction Shares") to the shareholders of Target ("Target Shareholders"), as a group, in exchange for all of the outstanding capital stock of Target.

     WHEREAS, under the terms of the Merger Agreement, 10% of the Transaction Shares otherwise issuable to the Target Shareholders as of the date hereof (and 10% of any additional shares of Parent Stock ("Adjustment Shares") issuable to the Target Shareholders after the date hereof pursuant to Section 1.7(b) of the Merger Agreement) are to be placed in an escrow fund ("Escrow Fund") in order to be available for either (i) recapture by Parent as its sole remedy in the event of a claim for relief for Damages under Section 10.1(a) of the Merger Agreement or (ii) release to the Target Shareholders if remedy has not been sought under
Section  10.1(a) of the Merger  Agreement  within the  prescribed  periods under
Section 10.1(a).

     WHEREAS, under the terms of the Merger Agreement, Parent may be obligated to issue to the Target Shareholders, as a group, certain additional shares of Parent's common stock ("Remedy Shares") as the sole remedy on their behalf in the event of a claim for relief for Damages under Section 10.1(b) of the Merger Agreement.

     NOW THEREFORE, the parties agree as follows:

     1.   Creation of Escrow Fund.

          (a) Concurrently with the execution hereof, Parent has caused to be issued an aggregate of ___________ Transaction Shares. _________ of such

     Transaction Shares, representing 10% of the total Transaction Shares issued on the date hereof, have been issued in the name of the persons and in the quantities set forth on Schedule 1(a) hereto and delivered directly to the Escrow Agent. 10% of any Adjustment Shares issued after the date hereof under Section 1.7(b) of the Merger Agreement also shall be placed into escrow under the terms of this Agreement and shall become part of the Escrow Fund. Any Transaction Shares and Adjustment Shares placed into escrow under the terms of this Agreement shall be referred to collectively herein as the "Escrow Shares." Any stock dividends and distributions made by Parent on or with respect to the Escrow Shares on or after the date hereof while any Escrow Shares remain in the Escrow Fund shall be deposited into the Escrow Fund and shall attach to the specific Escrow Shares with respect to which such dividend or distribution was made and shall be distributed from the escrow together with such Escrow Shares.

          (b) The Escrow Agent hereby agrees to act as the escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof. Its duties hereunder shall cease upon the earlier of (i) its distribution of the entire Escrow Fund in accordance with this Agreement, or (ii) its resignation pursuant to Section 4(f) below.

2.   Procedure for Parent Relief under Section 10.1(a) of the Merger Agreement.

     (a) Generally. The Parent's Rights Monitor shall determine whether Parent shall seek relief for Damages under Section 10.1(a) of the Merger Agreement. If the Parent Rights Monitor determines, in his good faith opinion, that such relief is warranted, he will give written notice ("Parent Relief Instruction Notice") to the board of directors of Parent ("Parent Board") and to the Escrow Agent requesting that the Parent Board authorize relief under Section 10.1(a) of the Merger Agreement. The Parent Relief Instruction Notice shall set forth whether relief is sought as a result of a direct claim ("Direct Claim") or a claim by a third party ("Third Party Claim") for Damages arising from (a) the operations of Target on or prior to the Closing Date or (b) breaches of any of Target's covenants, representations, warranties, agreements, obligations or undertakings contained in the Merger Agreement.

     (b) Relief for Direct Claim.

          (i) If relief is sought under Section 10.1(a) as a result of a Direct Claim, the Parent Relief Instruction Notice shall set forth the amount of the Damages and the number of Escrow Shares to be released to Parent in accordance with Section 10.2(d) of the Merger Agreement ("Escrow Share Release Demand").


          (ii) Within fifteen business days after receiving the Parent Relief Instruction Notice, the Parent Board shall deliver written notice, signed by the Chairman of the Board, to the Parent's Rights Monitor and to the Escrow Agent setting forth one of the following ("Parent Board Response"):

               (1) that the Parent has assented to the Escrow Share Release Demand ("Authorized Direct Claim Release"); or

               (2) that the Parent Board disagrees in good faith with the substance set forth in the Parent Relief Instruction Notice and refuses to honor the Escrow Share Release Demand ("Direct Claim Refusal").


          (iii) In the event of a Direct Claim Refusal, within ten business days of the Parent Board Response setting forth such Direct Claim Refusal, the Parent's Rights Monitor shall meet with the Parent Board at a meeting at which minutes are taken and the Parent's Rights Monitor, on the one hand, and the Parent Board, on the other hand, shall attempt to resolve the disagreement by voluntary settlement. If a settlement is reached with respect to any such dispute, the Parent Board shall adopt in its minutes a written resolution of settlement specifying the terms thereof, including the number of Escrow Shares, if any, to be released from escrow ("Settlement Release") and shall notify the Escrow Agent in writing of same. If no such settlement is reached, such dispute shall be resolved in accordance with paragraph (iv) immediately below.

          (iv)  Any  claim  for  relief  under  Section  10.1(a)  of the  Merger
     Agreement that is a Direct Claim and not resolved in accordance with paragraphs (b)(ii) or (b)(iii) above shall be submitted by the Parent's Rights Monitor to JAMS/ENDISPUTE, or its successor, for mediation. Any resolution resulting therefrom which involves the release of Escrow Shares to Parent shall be referred to herein as the "Mediation Release." If the matter is not resolved in mediation after two sessions which must be held within 60 days of the request for mediation, then the Parent's Rights Monitor may order, by written notice to the Parent Board, that the claim for relief under Section 10.1(a) of the Merger Agreement be submitted for final and binding arbitration as provided in paragraph (v) immediately below. The Parent's Rights Monitor, on the one hand, and the Parent Board, on the other hand, shall cooperate with JAMS/ENDISPUTE and with one another in selecting a mediator from JAMS/ENDISPUTE's panel of neutral mediators, and in scheduling the mediation proceedings. Parent shall bear all costs of this process, including the reasonable cost of one counsel for the Parent's Rights Monitor, which counsel shall be reasonably acceptable to Parent.

          (v) For Direct Claims that cannot be resolved in accordance with paragraph (b)(iv) above, the resolution thereof shall be by accomplished through final and binding arbitration before a single arbitrator in Chicago (or any other city agreed upon by the parties) in accordance with the commercial arbitration rules of the American Arbitration Association then in effect ("Binding Arbitration Release"). The parties shall attempt to agree upon an arbitrator; if the parties are unable to agree upon an arbitrator within 10 business days after the proposed list of arbitrators is submitted to the parties, then any of the parties to the arbitration may apply for appointment of an arbitrator by the American Arbitration Association (or any successor thereto). Parent shall bear the reasonable fees and expenses of counsel used by it and the Parent's Rights Monitor and the fees and expenses of the arbitrator and of other expenses of the arbitration. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. Judgment may be obtained on the decision of the arbitrator so rendered in any court having jurisdiction.

     (c) Relief for Third Party Claim. If relief is sought under Section 10.1(a) of the Merger Agreement as a result of a Third Party Claim, the Escrow Agent shall not release any portion of the Escrow Fund until it has received joint written notice from Parent and the Parent's Rights Monitor advising the Escrow Agent that such Third Party Claim has been settled or adjudicated ("Third Party Claim Resolution"). No settlement of any Third Party Claim shall be made by Parent without the prior written consent of the Parent's Rights Monitor (which shall not be unreasonably withheld).

     (d) Established Claim for Release. As used in this Section 2, "Established Claim for Release" means any claim for relief under Section 10.1(a) of the Merger Agreement that has been validated, ordered and/or agreed to under (i) an Authorized Direct Claim Release, (ii) a Settlement Release, (iii) a Mediation Release,(iv) a Binding Arbitration Release or (v) a Third Party Claim Resolution, in each case as described in this Section 2.

     (e) Distribution to Parent. Promptly after a claim becomes an Established Claim for Release, the Parent shall deliver a notice to the Escrow Agent directing the Escrow Agent to deliver to the Parent the appropriate portion of the Escrow Fund, if any. The number of Escrow Shares so distributed shall be determined in accordance with Section 10.2(d) of the Merger Agreement. If an Established Claim for Release results in all Escrow Shares being released to Parent, then all such shares shall be immediately canceled by Parent upon receipt and no longer deemed outstanding. If an Established Claim for Release results in less than all of the Escrow Shares being released to Parent, then the shares to be so released shall be taken pro rata from each Target Shareholder's portion of the Escrow Shares in accordance with each Target Shareholder's respective Sharing Ratio as set forth in the Merger Agreement by the following mechanism: (i) all of the Escrow Shares shall be returned to Parent and shall be immediately cancelled and deemed no longer outstanding and (ii) new shares of Parent Stock shall be issued in the names and quantities determined by reference to each Target Shareholder's Sharing Ratio as set forth in the Merger Agreement to replace that portion of the Escrow Shares not being returned to Parent ("Replacement Shares"). If no further claims exist under Section 10.1(a) of the Merger Agreement and the first anniversary of the date hereof has occurred at the time of the issuance of the Replacement Shares, the Replacement Shares shall be issued directly to the Target Shareholders. Otherwise, such Replacement Shares shall be issued to the Escrow Agent to be held in the Escrow Fund under the terms hereof.

     (f) No Further Obligation. If the amount of an Established Claim for Release (or the aggregate amount of all Established Claims for Release) requires the return of all of the Escrow Shares to Parent, Parent shall have no further claim hereunder.

     (g) Release to Target Shareholders. As soon as practicable after the first anniversary hereof, if no claim has been made by or on behalf of Parent under
Section 10.1(a) of the Merger Agreement, the Escrow Agent shall release the Escrow Fund to the Target Shareholders in accordance with their Sharing Ratios as set forth in the Merger Agreement. In the event any claim for relief has been made by Parent under Section 10.1(a) of the Merger Agreement, no Escrow Shares shall be released to Target Shareholders until such claim has become an Established Claim for Release (at which time the Escrow Agent shall promptly distribute to Parent the appropriate portion of the Escrow Fund and any remaining portion of the Escrow Fund to the Target Shareholders in accordance with their respective Sharing Ratios.

3.   Relief  of  Target   Shareholders  under  Section  10.1(b)  of  the  Merger
     Agreement.

     (a) Generally. The Parent Board shall determine whether to seek relief for Damages on behalf of the Target Shareholders under Section 10.1(b) of the Merger Agreement. If the Parent Board determines, in its good faith opinion, that such relief is warranted, they will give written notice ("Target Shareholders Relief Instruction Notice") to the Parent's Rights Monitor requesting that the Parent's Rights Monitor authorize relief under Section 10.1(b). The Target Shareholders Relief Instruction Notice shall set forth whether relief is sought as a result of a Direct Claim or Third Party Claim for Damages arising from breaches of any of Parent's covenants, representations, warranties, agreements, obligations or undertakings contained in the Merger Agreement.

     (b) Relief for Direct Claim.

          (i) If relief is sought under Section 10.1(b) as a result of a Direct Claim, the Target Shareholders Relief Instruction Notice shall set forth the amount of the Damages and the number of Additional Shares to be issued by Parent in accordance with Section 10.3(b) of the Merger Agreement ("Additional Share Issuance Demand").

          (ii) Within fifteen business days after receiving the Target Shareholders Relief Instruction Notice, the Parent's Rights Monitor shall deliver a signed, written notice to the Parent Board setting forth one of the following ("Parent's Rights Monitor Response"):

               (1) that the Parent's Rights Monitor has assented to the Additional Share Issuance Demand ("Authorized Direct Claim Issuance"); or

               (2) that the Parent's Rights Monitor disagrees in good faith with the substance set forth in the Target Shareholders Relief Instruction Notice and refuses to honor the Additional Share Issuance Demand ("Direct Claim Issuance Refusal").

          (iii) In the event of a Direct Claim Issuance Refusal, within ten business days of the Parent's Rights Monitor setting forth such Direct Claim Issuance Refusal, the Parent's Rights Monitor shall meet with the Parent Board at a meeting at which minutes are taken and the Parent's Rights Monitor, on the one hand, and the Parent Board, on the other hand, shall attempt to resolve the disagreement by voluntary settlement. If a settlement is reached with respect to any such dispute, the Parent Board shall adopt in its minutes a written resolution of settlement specifying the terms thereof, including the number of Additional Shares, if any, to be issued by Parent ("Settlement Issuance"). If no such settlement is reached, such dispute shall be resolved in accordance with paragraph (iv) immediately below.

          (iv)  Any  claim  for  relief  under  Section  10.1(b)  of the  Merger
     Agreement that is a Direct Claim and not resolved in accordance with paragraphs (b)(ii) or (b)(iii) above shall be submitted by the Parent Board to JAMS/ENDISPUTE, or its successor, for mediation. Any resolution resulting therefrom which involves the issuance of Additional Shares to the Target Shareholders shall be referred to herein as the "Mediation Issuance." If the matter is not resolved in mediation after two sessions which must be held within 60 days of the request for mediation, then the Parent Board may order, by written notice to the Parent's Rights Monitor, that the claim for relief under Section 10.1(b) of the Merger Agreement be submitted for final and binding arbitration as provided in paragraph (v) below. The Parent's Rights Monitor, on the one hand, and the Parent Board, on the other hand, shall cooperate with JAMS/ENDISPUTE and with one another in selecting a mediator from JAMS/ENDISPUTE's panel of neutral mediators, and in scheduling the mediation proceedings. Parent shall bear all costs of this process, including the reasonable cost of one counsel for the Parent's Rights Monitor, which counsel shall be reasonably acceptable to Parent.

          (v) For Direct Claims that cannot be resolved in accordance with paragraph (b)(iv) above, the resolution thereof shall be by accomplished through final and binding arbitration before a single arbitrator in Chicago (or any other city agreed upon by the parties) in accordance with the commercial arbitration rules of the American Arbitration Association then in effect ("Binding Arbitration Issuance"). The parties shall attempt to agree upon an arbitrator; if the parties are unable to agree upon an arbitrator within 10 business days after the proposed list of arbitrators is submitted to the parties, then any of the parties to the arbitration may apply for appointment of an arbitrator by the American Arbitration Association (or any successor thereto). Parent shall bear the reasonable fees and expenses of counsel used by it and the Parent's Rights Monitor and the fees and expenses of the arbitrator and of other expenses of the arbitration. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. Judgment may be obtained on the decision of the arbitrator so rendered in any court having jurisdiction.

     (c) Relief for Third Party Claim. If relief is sought under Section 10.1(b) of the Merger Agreement as a result of a Third Party Claim, within three business days of receipt of the Target Shareholders Relief Instruction Notice, Parent and the Parent's Rights Monitor shall jointly acknowledge in writing that there is pending a Third Party Claim that may result in the issuance of Additional Shares and, once such claim has been settled or adjudicated ("Third Party Claim Resolution"), shall authorize Parent to issue the required number of Additional Shares (if any) promptly after the Third Party Claim Resolution. No settlement of any Third Party Claim shall be made by Parent without the prior written consent of the Parent's Rights Monitor (which shall not be unreasonably withheld).

     (d) Established Claim for Issuance. As used in this Section 3, "Established Claim for Issuance" means any claim for relief under Section 10.1(b) of the Merger Agreement that has been validated, ordered and/or agreed to under (i) an Authorized Direct Claim Issuance, (ii) a Settlement Issuance, (iii) a Mediation Issuance, (iv) a Binding Arbitration Issuance or (v) a Third Party Claim Resolution, in each case as defined in this Section 3.

     (e) Issuance. Promptly after a claim becomes an Established Claim for Issuance, the Parent Board shall cause to be issued to the Target Shareholders (in accordance with their respective Sharing Ratios as set forth in the Merger Agreement) that number of Additional Shares determined in accordance with
Section 10.3(b) of the Merger Agreement.

     (f) No Further Obligation. If the aggregate amount of the Established Claims for Issuance would otherwise require the issuance of an aggregate number of shares of Additional Shares that is greater than the aggregate number of Escrow Shares, Parent shall not be required and shall not issue any Additional Shares beyond an amount equal to such number of Escrow Shares.

4.   Miscellaneous.

     (a) The Escrow Agent shall cooperate in all respects with the parties in the calculation of any amounts of Escrow Shares determined to be distributable in accordance with this Agreement.

     (b) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and acknowledges that its duties may be altered, amended, modified or revoked only by a writing signed by Parent and the Parent's Rights Monitor.

     (c) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties, including an award made by an arbitration or a judgment entered by a court of competent jurisdiction. The Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is a legal entity other than a natural person has full power and authority to instruct the Escrow Agent on behalf of that party unless written notice to the contrary is received by the Escrow Agent.

     (d) The Escrow Agent's sole responsibility upon receipt of any notice requiring any delivery of Escrow Stock is to deliver to the appropriate parties the number of shares of Escrow Stock as determined in accordance with this Agreement, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

     (e) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     (f) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date upon which such resignation shall take effect, whereupon a successor Escrow Agent, which shall be a bank or trust company with a combined capital and surplus of not less than $50,000,000, shall be appointed by mutual agreement of the Parent's Rights Monitor, on the one hand, and Parent, on the other hand.


     (g) The Target Shareholders have authorized Parent to deposit with the Escrow Agent any certificates evidencing the Escrow Shares to be held by the Escrow Agent hereunder and any additions and substitutions to said Escrow Shares provided for in this Agreement or the Merger Agreement.

     (h) Subject to the provisions of this Agreement, the Target Shareholders shall exercise all rights and privileges (including, without limitation, all voting rights) of a shareholder of Parent with respect to the Escrow Shares (in proportion to their respective Sharing Ratios) while the Escrow Shares are held by the Escrow Agent.

     (i) In the event of a dispute between the parties as to the proper disposition of the Escrow Fund, the Escrow Agent shall be entitled (but not required) to deliver the Escrow Fund to a court of competent jurisdiction and, giving notice to Parent and the Parent's Rights Monitor of such action, shall thereupon be relieved of all further responsibility.

     (j) As long as _________ is the Escrow Agent, there shall be no fees or expenses payable to the Escrow Agent for its services hereunder.

     (k) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

     (l) This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein and cannot be changed or terminated except by a writing signed by the parties and Parent's Rights Monitor.

     (m) The Parent's Rights Monitor shall have the right to resign at any time and upon such resignation to designate his replacement to serve as a Parent's Right Monitor; provided, however, that such designee must become a signatory to this Agreement. Upon such designation and execution of this Agreement by such designee, the resigning Parent's Rights Monitor shall have no further obligations under this Agreement.

     (n) All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by telecopy, one day after delivery to a nationally recognized courier, or three business days after mailed by registered mail (postage prepaid, return receipt requested), in each case, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):


                                    To the Parent or Target:

                                    Golf Rounds.com, Inc.
                                    Attention: Edward Gendelman and George Faris
                                    [___________________]

                                    [___________________]

                                    Tel:    [__________]
                                    Fax:    [__________]

                                    To the Parent's Rights Monitor:

                                    [Address]
                                    and

                                    with a copy in all cases to:

                                    Kendall Dickinson & Koenig LLC
                                    1821 Blake Street
                                    Suite 2A
                                    Denver, Colorado  80202
                                    Attention: Andrew Dickinson, Esq.
                                    Tel:    303-672-0104
                                    Fax:    303-672-0101

                                    Graubard Miller
                                    600 Third Avenue, 32nd Floor
                                    New York, New York 10016
                                    Attention: David Alan Miller
                                    Tel:    212-818-8661
                                    Fax:    212-818-8881

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto. (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

                                         GOLFROUNDS.COM INC.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         [SHAREHOLDERS OF DPE]

                                         ESCROW AGENT

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         _______________________________________
                                                     ,    Parent's Right Monitor

                                  SCHEDULE 1(a)


---------------------- -------------------- -----------------------------

                                                  Number of Shares
                                                and Stock Certificate
Name of Issuee              Address                    Number
---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------



---------------------- -------------------- -----------------------------


                       Total
---------------------- -------------------- -----------------------------